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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

       As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated February 24, 1997 included in HS Resources, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1996 and to all references to our Firm incorporated by reference in this Registration Statement.



Denver, Colorado
September 26 1997                       /s/ Arthur Andersen LLP

                                        ARTHUR ANDERSEN LLP